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                                                                   EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

   We consent to the incorporation by reference in Registration Statement Nos. 333-09305, 333-53746, and 333-89707 of Pegasystems Inc. on Form S-8 of our
report dated February 15, 2002, appearing in this Annual Report on Form 10-K of Pegasystems Inc. for the year ended December 31, 2001.

Deloitte & Touche LLP
Boston, Massachusetts
March 27, 2002